EXHIBIT 99.1

                         Whitman Education Group, Inc.

                                   (Amex: WIX)

       A Proprietary Provider of Career-Oriented Postsecondary Education

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                             Safe Harbor Statement

     Our presentation today contains forward-looking statements including statements about our anticipated financial performance, business prospects, and expectations for growth. Forward-looking statements are subject to risks and uncertainties, and our actual results may differ materially from those discussed here. Additional information concerning factors that could cause such differences can be found in our filings with the Securities and Exchange
                                  Commission.

  We do not undertake any obligation to revise or update any forward-looking statements after the date hereof.

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                         Whitman Education Group, Inc.

Provider of career-oriented postsecondary education
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 .    23 campuses in 13 states
 .    Over 8,000 students
 .    Wide range of degree and non-degree programs
 .    Well developed curriculum focused on high-demand job fields
               - Information Technology
               - Healthcare
               - Business

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Investment Points

 .  Favorable industry dynamics
 .  Streamlined operations
 .  Focused growth strategy
 .  Poised for improved earnings
 .  Attractive valuation versus industry peer group

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                          Favorable Industry Dynamics

Large, growing, highly fragmented market
----------------------------------------

                                   For-Profit: $8 billion (+15%)
                                       4,500 Institutions

U.S. Education Industry

[CHART APPEARS HERE]                   [CHART APPEARS HERE]

    $740 billion                     Postsecondary Education:
                                        $250 billion (+7%)

Source: EduVentures(TM), Inc.; Center for Education Statistics.

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                          Favorable Industry Dynamics

 .  Strong and increasing demand for career-oriented, postsecondary education
    -  Positive demographics
    -  Shift toward a knowledge-based economy
    -  Earnings power positively correlated to amount of education
 .  High barriers to entry
    -  Costly and time-consuming to obtain economies of scale
    -  Significant regulatory oversight
 .  Attractive financial characteristics
    -  Good revenue/earnings visibility
    -  Students pay in advance
    -  Tuition is price inelastic

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                            Streamlined Operations

 .  Customer focused organization with two divisions:
    -  University Degree Division
       .  Colorado Technical University (CTU)
          -  Colorado Institute of Technology
          -  CTU Online
       . Divested Huron University putting emphasis exclusively on the adult learner
    -  Associate Degree Division
       .  Sanford-Brown College
       .  Ultrasound Diagnostic Schools

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                            Streamlined Operations

UNIVERSITY DEGREE DIVISION              ASSOCIATE DEGREE DIVISION
--------------------------              -------------------------
 . Offers bachelor, master and           . Offers associate degrees and non-
  doctorate degrees                       degree diplomas and certificates

 . Focus: Education to support career    . Focus: Training for entry-level
  advancement                             positions

 . Duration: 12-48 months (full time)    . Duration: 8-18 months (full time)
  Cost: $8,000-$13,000/academic yr.
                                        . Cost: $9,000-$10,000/academic yr.
 . Student profile: Age 25-40;
  primarily part-time; 40% receive      . Student profile: Age 20-30;
  Title IV funding; 30%-40%               primarily full-time; 80% receive
  reimbursed by employer                  Title IV funding

 . Regional accreditation                . National accreditation

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                     Significant Depth of Well Developed,
                           Highly Focused Curriculum

Enrollment by Degree                    Enrollment by Program Area
--------------------                    --------------------------
                                             Business/Other 14%
  Master       8%                            Healthcare     53%
  Doctorate    1%                            Technology     33%
  Diploma     59%
  Bachelor    19%
  Associate   13%

[GRAPH APPEARS HERE]                        [GRAPH APPEARS HERE]

  Number of Programs                            Number of Programs
  ------------------                            -------------------
   Doctorate      2                             Technology       18
   Master         5                             Healthcare       14
   Bachelor      12                             Business/Other   20
   Associate     20                                              --
   Diploma       13                                              52
                 --
                 52

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                               Campus Locations

                              [MAP APPEARS HERE]

UNIVERSITY DEGREE DIVISION
* Colorado Technical University
ASSOCIATE DEGREE DIVISION
 [X] Sanford-Brown College
  .  Ultrasound Diagnostic School

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                              Operating Strategy

 .  Target market niches not well served by traditional institutions
    - Working adults seeking career advancement
    - Adults seeking rapid career entry/change
 .  Focus on high-demand job fields
 .  Offer high-quality, highly-focused, convenient programs
 .  Focus on student
    -  Offer student centered professional learning environment
    -  Stress outcomes

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                                Business Model:
                                Characteristics

 .   Non-duplicative, high-demand product
     -  Information technology, healthcare, business
 .   Desirable program structure and content
     -  Focused, applied, effective
 .   Relatively small, cost efficient campuses
 .   Highly replicable operating model

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                                Growth Strategy

 .   Leverage underutilized infrastructure
     -   Improve distribution of curriculum at existing campuses
     -   Develop new high demand programs

 .   Expand geographic scope
     -   Corporate on-site programs
     -   On-line program
         .   CTU Online
     -   Start up new campuses

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                          Corporate On-Site Programs

 .   Focus on customized certificate and degree programs
 .   Growing base of employer sites with increasing student population
            USAA                 Schriever Air Force Base
            IBM                  Federal Express
            MCI/Worldcom

 .   Generating incremental revenue and profit without additional fixed costs

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                                On-Line Program

 .   Significant growth sub-market
 .   Focus on technology-oriented higher education
     -  Credit earning and competency based
     -  Target working adults and their employers
     -  At intersection of higher education and corporate training
 .   Stresses certificate and degree programs
 .   Based on well-defined, proven content, delivered by faculty with established commitment to student learning

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                         Whitman Education Group, Inc.

                              Financial Performance

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                            Revenue* (in millions)

Annual Revenue - 18% CAGR               Third Quarter Revenue - 12%CAGR
-------------------------               -------------------------------

  [CHART APPEAR HERE]                        [CHART APPEAR HERE]

* Excludes operating results for Huron University

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                        Operating Income* (in millions)

Fiscal Year ended March 31              Third Quarter ended Dec. 31
--------------------------              ---------------------------

   [CHART APPEAR HERE]                      [CHART APPEAR HERE]

* Excludes operating results for Huron University

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                                                                    Diluted EPS*
Fiscal Year ended March 31              Third Quarter ended Dec. 31
--------------------------              ---------------------------

   [CHART APPEAR HERE]                      [CHART APPEAR HERE]

* Excludes operating results for Huron University

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                          Balance Sheet (in millions)

                                                   Dec. 31, 2000   Dec. 31, 1999

Cash and cash equivalents                              $ 2.6           $ 1.9

Current assets                                          35.0            34.4

Current liabilities                                     28.7            27.9

Long-term liabilities, less current portion             10.1            10.1

Stockholders' equity                                    20.0            21.3

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                           Initiatives/Opportunities

 . Focused marketing campaign
 . Improving conversion rates
 . Expect to benefit from a slowing economy
 . Strengthening of management team

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                      Attractive Valuation Vs. Peer Group

                                   Whitman            Peer Group
                                  Education          Average/(1)/
                                    Group

Price to TTM Revenues                0.5                   3.5
Price to Book Value                 1.86                  7.53
Price to Cash Flow                  11.0                 25.03

(1) Peer group consists of Apollo Group, Argosy Education, Career Education Corporation, Corinthian Colleges, DeVry, Education Management, ITT Educational Services, and Strayer Education.

Note: Closing Price on 3/28/01

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                            Outlook For Fiscal 2002

 .  Revenue to increase 9%-12% to $87.5-$89.0 million
 .  Operating profits to increase to $3.7-$4.5 million
 .  Tax rates will remain at approximately 40%
 .  Earnings per share to increase to $0.12-$0.15

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                         Whitman Education Group, Inc.

                                  (Amex: WIX)

       A Proprietary Provider of Career-Oriented Postsecondary Education

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